Non-current and current inventories	12 Months Ended
Dec. 31, 2019
Non-current and current inventories
Non-current and current inventories

8 Non-current and current inventories

Current inventories are disclosed as follows:

	December 31,	December 31,
(€ million)	2019	2018
Raw and auxiliary materials and consumables	950	889
Consumables for infrastructure and facility maintenance of perforation activities	1,477	1,451
Finished products and goods	2,284	2,274
Work in progress	8
Certificates and emission rights	15	37
	4,734	4,651

Raw and auxiliary materials and consumables include oil-based feedstock, catalysts and other consumables pertaining to refining and chemical activities.

Materials and supplies include materials to be consumed in drilling activities and spare parts related to the Exploration & Production segment for €1,359 million (€1,334 million at December 31, 2018).

Finished products and goods included gas and petroleum products for €1,467 million (€1,543 million at December 31, 2018) and chemical products for €547 million (same amount at December 31, 2018).

Certificates and emission rights are measured at the fair value based on market prices. The fair value hierarchy is level 1.

Inventories of €95 million (same amount at December 31, 2018) were pledged to guarantee the estimated imbalance in volumes input to/off-taken from the national gas network operated by Snam Rete Gas SpA.

Inventories are stated net of write-down provisions of €377 million (€578 million at December 31, 2018).

Inventories held for compliance purposes of €1,371 million (€1,217 million at December 31, 2018) related to Italian subsidiaries for €1,353 million (€1,200 million at December 31, 2018) in accordance with minimum stock requirements for oil and petroleum products set forth by applicable laws.